Other Assets	6 Months Ended
Jun. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets

NOTE 5 – OTHER ASSETS

	June 30, 2020	December 31, 2019
	(Unaudited)
Consumables and spare parts (i)	$244,496	$248,367
Prepaid taxes	78,725	75,534
Prepaid expenses and advances	395,812	94,683
Other assets –current	$719,033	$418,584

Durable spare parts (i)	$248,783	$249,588
Deposit and others	256,015	262,517
Other assets –non current	$504,798	$512,105

(i)	The balances include durable spare parts, consumable chemicals and replacement parts. Where there is evidence that the utility of these assets, in their disposal in the ordinary course of business, will be less than cost due to physical deterioration, obsolescence, changes in price levels, or other causes, these assets are written down to their net realizable value. For the six months ended June 30, 2020 and 2019, there were no other assets write-downs.